UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 10, 1999


                                    0-21017
                            (Commission File Number)



                               BANK UNITED CORP.

             (Exact name of Registrant as specified in its charter)

            DELAWARE                                        13-3528556
     (State of incorporation)                             (I.R.S. Employer
                                                         Identification Number)

               3200 Southwest Freeway, Suite 2600, Houston, Texas
              (Address of Registrant's principal executive office)

                                 (713) 543-6500
                         (Registrant's telephone number)

ITEM 5.     OTHER EVENTS

             Bank United Corp. (the "Company") is filing this Current Report on Form 8-K in connection with the issuance of up to 2,300,000 Premium Income Equity Securities ("PIES") and 1,200,000 shares of its Series A Preferred Stock (the "Preferred Stock"), pursuant to the shelf registration statement on Form S-3 under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission (the "Commission") on July 27, 1999 (File Nos. 333-75937 and 333-83797), as amended by Amendment No. 1 filed with the Commission on July 29, 1999, and as amended by Amendment No. 2 filed with the Commission on August 4, 1999 (as so amended, the "Registration Statement"). The exhibits listed below are being listed herewith in lieu of filing them as an exhibit to the Registration Statement, and, since this form is incorporated by reference in the Registration Statement, such exhibits are set forth in full in the Registration Statement.

ITEM 7.       EXHIBITS

               The following exhibits are filed herewith:

Exhibit
Number                             Title

1.1         Underwriting Agreement relating to PIES.

1.2         Underwriting Agreement relating to Series A Preferred Stock.

4.1         Certificate of designation with respect to Series A Preferred Stock

4.2         Certificate of designation with respect to Series B Preferred Stock.

4.3         Certificate evidencing Corporate PIES.

4.4         Certificate evidencing Treasury PIES.

4.5         Purchase Contract Agreement.

4.6         Pledge Agreement.

4.7         Remarketing Agreement.

5.1         Opinion of Wachtell, Lipton, Rosen & Katz.

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



                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                BANK UNITED CORP.


                                 By:     /s/ Randolph C. Henson
                                         -------------------------
                                 Name:   Randolph C. Henson
                                 Title:  Associate General Counsel and Secretary
Date:  August 10, 1999

EXHIBIT INDEX

Exhibit
Number                             Title

1.1        Underwriting Agreement relating to PIES.

1.2        Underwriting Agreement relating to Series A Preferred Stock.

4.1        Certificate of designation with respect to Series A Preferred Stock.

4.2        Certificate of designation with respect to Series B Preferred Stock.

4.3        Certificate evidencing Corporate PIES.

4.4        Certificate evidencing Treasury PIES.

4.5        Purchase Contract Agreement.

4.6        Pledge Agreement.

4.7        Remarketing Agreement.

5.1        Opinion of Wachtell, Lipton, Rosen & Katz.


                                      -4-